UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2014 CALIFORNIA FIRST NATIONAL BANCORP (Exact Name of Registrant as Specified in its Charter)
CALIFORNIA (State or other Jurisdiction of Incorporation)	000-15641 (Commission File Number)	33-0964185 (IRS Employer Identification No.)

28 EXECUTIVE PARK, IRVINE CA 92614

(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code: (949) 255-0500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

       On August 19, 2014, California First National Bancorp ("CFNB") issued a press release announcing a revision to financial results for the fourth quarter and fiscal year ended June 30, 2014 previously reported on July 30, 2014 and included in the Form 8-K filed by CFNB on July 31, 2014. A copy of CFNB’s press release dated August 19, 2014 is attached as Exhibit 99.1.

        In accordance with General Instruction B.2 of Form 8-K/A, the information in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

       On August 19, 2014, the Company issued the press release referred under Item 2.02 providing previously non-public information consisting of forward-looking statements relating to the Company's business and results of operations. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

        (c)     Exhibits.

         99.1    Press Release dated August 19, 2014.

       Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA FIRST NATIONAL BANCORP
Date: August 19, 2014	S. Leslie Jewett /s/ S. Leslie Jewett Executive VP